Prospectus supplement dated February 14, 2017
to the following prospectus(es):
Nationwide Destination Architect 2.0 prospectus dated May 1, 2016 as amended on February 10, 2017
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust") approved a plan to liquidate the Franklin High Income VIP Fund (the "Fund").
Therefore, the following changes apply to the contract:
•	Effective at the close of business on or about April 21, 2017, the Fund will no longer be available to receive transfers or purchase payments.
•	The liquidation of the Fund is expected to occur on or about April 28, 2017 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your contract, you may transfer your allocations from the Fund to any investment option available in your contract.
•	Any funds remaining in the Fund as of the Liquidation Date will be reallocated to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class I (the "Acquiring Fund").
PRO-0056-11